                                                       COMMON STOCK

  NUMBER                                               PAR VALUE $.10
NU                                                                        SHARES




               INCORPORATED UNDER
              THE LAWS OF THE STATE
                  OF MINNESOTA

                                                  CUSIP 086516 10 1
                                        SEE REVERSE FOR CERTAIN DEFINITIONS


                               BEST BUY CO., INC.

  THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NEW YORK OR IN CHICAGO, ILLINOIS


                    THIS CERTIFIES THAT

                                    SPECIMEN

                    IS THE OWNER OF

              FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK



BEST BUY CO., INC. TRANSFERABLE IN PERSON OR BY DULY AUTHORIZED ATTORNEY ON THE BOOKS OF THE CORPORATION UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO ALL THE TERMS, CONDITIONS AND LIMITATIONS OF THE ARTICLES OF INCORPORATION AND ALL AMENDMENTS THERETO. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
     WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.



DATED:

COUNTERSIGNED AND REGISTERED.
          HARRIS TRUST AND SAVINGS BANK
                    TRANSFER AGENT AND REGISTRAR


                                   /S/ Richard M. Schulze    /s/Elliot S. Kaplan
           AUTHORIZED SIGNATURE   FOUNDER, CHAIRMAN AND CEO      SECRETARY




BEST BUY
SUPERSTORES
                                                              BEST BUY CO., INC.
                                                                   CORPORATE
                                                                     SEAL
                                                                  MINNESOTA

     THE BOARD OF DIRECTORS OF THIS CORPORATION HAS THE AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK OTHER THAN COMMON STOCK. THIS CORPORATION WILL FURNISH TO ANY SHAREHOLDER UPON WRITTEN REQUEST SENT TO ITS PRINCIPAL EXECUTIVE OFFICES, AND WITHOUT CHARGE, A FULL STATEMENT OF THE BOARD'S AUTHORITY TO CREATE AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF CLASSES OR SERIES OF SHARES OF CAPITAL STOCK AS WELL AS THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES THEN OUTSTANDING OR AUTHORIZED TO BE ISSUED.


     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

  TEN COM - as tenants in common   UNIF GIFT MIN ACT - ........Custodian.......
                                                        (Cust)          (Minor)
  TEN ENT - as tenants by the entireties           under Uniform Gifts to Minors

  JT TEN  - as joint tenants with right
            of survivorship and not as             Act.........................
            tenants in common                                (State)

     Additional abbreviations may also be used though not in the above list.


FOR VALUE RECEIVED, _________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

/_____________________________________/ ________________________________________

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________SHARES

OF CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY

IRREVOCABLY CONSTITUTE AND APPOINT _____________________________________________

ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION

WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED, _________________________




                                        ________________________________________
                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR, WITHOUT ALTERATION OR
                                        ENLARGEMENT, OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEE: